_
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 15, 2005

                First Federal of Northern Michigan Bancorp, Inc.
             (Exact name of registrant as specified in its charter)

            Maryland                   0-31957                   38-0135202
------------------------------    -------------------        -----------------
(State or other jurisdiction     (Commission File No.)       IRS Employer
of incorporation)                                            Identification No.)



100 S. Second Ave., Alpena, Michigan                        49707
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(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:  (989) 356-9041


                                   Not Applicable
             -------------------------------------------------------------
             (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 8.01.   Other Events.

         On June 15, 2005, the Board of Directors of First Federal of Northern Michigan Bancorp, Inc. (the "Company") declared a cash dividend on the Company's common stock of $0.05 per share for the quarter ended June 30, 2005. The dividend will be payable to stockholders of record as of June 30, 2005 and will be paid on July 22, 2005.

         A copy of the press release dated June 15, 2005, giving details associated with the dividend is attached as Exhibit 99 to this report.

Item 9.01.   Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Exhibits.

                  Exhibit No.                 Description
                  ----------                  ------------

                      99                      Press release dated June 15, 2005

                            SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      FIRST FEDERAL OF NORTHERN MICHIGAN
                                      BANCORP, INC.


DATE:  June 16, 2005                  By: /s/ Amy E. Essex
                                          -----------------------------------
                                          Amy E. Essex
                                          Chief Financial Officer